EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian F. Sullivan, certify that:

1.	I have reviewed this annual report on Form 10-K of Celcuity Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: February 16, 2021	By	/s/ Brian F. Sullivan
Brian F. Sullivan
Chairman and Chief Executive Officer